UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2016

Morgan Stanley Capital I Trust 2016-UBS9
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
UBS Real Estate Securities Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated March 8, 2016, with respect to Morgan Stanley Capital I Trust 2016-UBS9. The purpose of this amendment is (1) to make clerical and other minor revisions to the version of Exhibit 4.1 that was previously filed, (2) to file the additional agreements described in Item 1.01 below as Exhibits 99.13 and 99.14 to the Form 8-K, and (3) to file the executed version of the agreement filed as Exhibit 4.1 to the Form 8-K.

Rider 1

Item 1.01. Entry into a Material Definitive Agreement

On March 8, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9 (the “Certificates”), were issued by Morgan Stanley Capital I Trust 2016-UBS9, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, filed as Exhibit 4.1 to the Form 8-K, and dated as of March 1, 2016 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian. KeyBank National Association has appointed Berkadia Commercial Mortgage LLC as a subservicer with respect to twenty-three (23) mortgage loans, representing approximately 56.2% of the initial pool balance, pursuant to (i) that certain Amended and Restated Subservicing Agreement, dated as of January 18, 2013 and attached hereto as Exhibit 99.13, between KeyBank National Association (as successor by merger to KeyCorp Real Estate Capital Markets, Inc.), as master servicer, and Berkadia Commercial Mortgage LLC, as subservicer, relating to the subservicing of twenty-two (22) mortgage loans, representing approximately 55.1% of the initial pool balance, and (ii) that certain Subservicing Agreement, dated as of March 1, 2016 and attached hereto as Exhibit 99.14, between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as subservicer, relating to the subservicing of one (1) mortgage loan, representing approximately 1.1% of the initial pool balance, the terms of which agreements are described in the Prospectus, dated February 23, 2016, under “Transaction Parties—Other Servicers—The Primary Servicer—Summary of Berkadia Subservicing Agreements.”

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

1.1	Underwriting Agreement, dated as of February 19, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.

4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Trust and Servicing Agreement, dated as of December 22, 2015, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of February 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 23, 2016, which such certification is dated February 23, 2016. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Agreement Between Note Holders, dated as of March 8, 2016, between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)

99.6	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, Wells Fargo Bank, National Association as MSCI 2015-UBS8 trustee, as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Co-Lender Agreement, dated as of December 22, 2015, between Column Financial, Inc., as Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder, Column Financial, Inc., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Column Financial, Inc., as Initial Note B-1 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note B-2 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of February 19, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and Bank of America, National Association, as Initial Note A-4 Holder. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between Wells Fargo Bank, National Association, as MSCI 2015-UBS8 trustee, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, National Association, as Initial Note A-5 Holder. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Amended and Restated Subservicing Agreement, dated as of January 18, 2013 between KeyBank National Association (as successor by merger to KeyCorp Real Estate Capital Markets, Inc.), as master servicer, and Berkadia Commercial Mortgage LLC, as subservicer.
99.14	Subservicing Agreement, dated as of March 1, 2016 between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as subservicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: March 16, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 19, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Trust and Servicing Agreement, dated as of December 22, 2015, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of February 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 23, 2016, which such certification is dated February 23, 2016. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)

99.3	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Agreement Between Note Holders, dated as of March 8, 2016, between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, Wells Fargo Bank, National Association as MSCI 2015-UBS8 trustee, as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Co-Lender Agreement, dated as of December 22, 2015, between Column Financial, Inc., as Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder, Column Financial, Inc., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Column Financial, Inc., as Initial Note B-1 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note B-2 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of February 19, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and Bank of America, National Association, as Initial Note A-4 Holder. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)

99.11	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between Wells Fargo Bank, National Association, as MSCI 2015-UBS8 trustee, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, National Association, as Initial Note A-5 Holder. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Amended and Restated Subservicing Agreement, dated as of January 18, 2013 between KeyBank National Association (as successor by merger to KeyCorp Real Estate Capital Markets, Inc.), as master servicer, and Berkadia Commercial Mortgage LLC, as subservicer.
99.14	Subservicing Agreement, dated as of March 1, 2016 between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as subservicer.